SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2003

Cousins Properties Incorporated

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

0-3576

(Commission File Number)

58-0869052

(IRS Employer Identification Number)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683

(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 955-2200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit Number	Description

99.1	Cousins Properties Incorporated Press Release dated October 27, 2003.

99.2	Cousins Properties Incorporated Quarterly Supplemental Information for the Quarter Ended September 30, 2003.

Item 12. Results of Operations and Financial Condition

     On October 27, 2003, Cousins Properties Incorporated (the “Company”) issued a press release containing information about the Company’s financial condition and results of operations for the quarter ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. A copy of the Company’s Quarterly Supplemental Information is attached hereto as Exhibit 99.2. The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2003	COUSINS PROPERTIES INCORPORATED

By: /s/ Tom G. Charlesworth

Tom G. Charlesworth Executive Vice President, Chief Financial Officer and Chief Investment Officer (Duly Authorized Officer and Principal Financial Officer)